                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                         CHASE MANHATTAN BANK USA, N.A.
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 2000-A
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                             (Issuer of Securities)

       United States                    333-36939                22-2382028
----------------------------     -----------------------     ------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
     of incorporation)                                       Identification No.)


                 802 Delaware Avenue, Wilmington, Delaware        19801
      -------------------------------------------------------- ------------
               (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

If this Form relates to the registration of a           If this Form relates to the registration of a
class of debt securities and is effective upon          class of debt securities and is to become effective
filing pursuant to General Instruction A (c)            simultaneously with the effectiveness of a concurrent
(1) please check the following:                         registration statement under the Securities Act of
                                                        1933 pursuant to General Instruction A (c) (2)
__________                                              please check the following:

                                                        ___________


Securities to be registered to Section 12(b) of the Act:

         Title of each Class                Name of each Exchange on which
         to be registered                   each Class is to be registered

__________________________________          _________________________________


__________________________________          _________________________________


Securities to be registered pursuant to Section 12 (g) of the Act:

                          Class A-1 Asset Backed Notes
  ----------------------------------------------------------------------------
                                (Title of Class)


                          Class A-2 Asset Backed Notes
  ---------------------------------------------------------------------------
                                (Title of Class)


                          Class A-3 Asset Backed Notes
   --------------------------------------------------------------------------
                                (Title of Class)


                          Class A-4 Asset Backed Notes
   --------------------------------------------------------------------------
                                (Title of Class)


                            Asset Backed Certificates
   --------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered:

         The Registrant has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (file no. 333-36939) with respect to the securities being registered hereunder, and has filed with the Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended, the final form of the prospectus relating to the initial offering of such securities, which includes a description of such securities. Such prospectus is hereby incorporated by reference herein.

Item 2.  Exhibits

1.       Form of Pooling and Servicing Agreement.*




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* Incorporated by reference to the Registrant's Registration Statement

                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  March 23, 2001

                               Chase Manhattan Bank USA, N.A.
                               as Servicer


                               By: /s/ Patricia Garvey
                               -------------------------------
                               Name:  Patricia Garvey
                               Title: Vice President